UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

______________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 9, 2017

HARMONY MERGER CORP.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-36842	46-5723951
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

777 Third Avenue, 37th Floor, New York, New York 10017

(Address of Principal Executive Offices) (Zip Code)

(212) 319-7676

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e 4(c))

HARMONY MERGER CORP. (“HARMONY”) INTENDS TO HOLD PRESENTATIONS FOR CERTAIN OF ITS STOCKHOLDERS, AS WELL AS OTHER PERSONS WHO MIGHT BE INTERESTED IN PURCHASING HARMONY’S SECURITIES, IN CONNECTION WITH THE PROPOSED TRANSACTION WITH CUSTOMER ACQUISITION NETWORK (CANADA) INC. (“CUSTOMER ACQUISITION”), AS DESCRIBED IN THE CURRENT REPORT ON FORM 8-K FILED BY HARMONY ON JANUARY 9, 2017 (THE “ORIGINAL CURRENT REPORT”). THE INFORMATION CONTAINED IN THE CONFERENCE CALL TRANSCRIPT THAT IS INCLUDED AS AN EXHIBIT TO THIS CURRENT REPORT ON FORM 8-K MAY BE DISCUSSED AT SUCH PRESENTATIONS.

WILLIAM BLAIR IS CUSTOMER ACQUISITION’S ADVISOR IN CONNECTION WITH THE PROPOSED TRANSACTION AND WILL RECEIVE A FEE IN CONNECTION THEREWITH. ADDITIONALLY, CANTOR FITZGERALD & CO. (“CF&CO”), THE MANAGING UNDERWRITER OF HARMONY’S INITIAL PUBLIC OFFERING (“IPO”) CONSUMMATED IN MARCH 2015, IS ACTING AS HARMONY’S INVESTMENT BANKER IN THESE EFFORTS, FOR WHICH IT WILL RECEIVE A FEE. HARMONY AND ITS DIRECTORS AND EXECUTIVE OFFICERS AND WILLIAM BLAIR AND CF&CO MAY BE DEEMED TO BE PARTICIPANTS IN THE SOLICITATION OF PROXIES FOR THE SPECIAL MEETING OF HARMONY STOCKHOLDERS TO BE HELD TO APPROVE THE TRANSACTIONS DESCRIBED IN THIS REPORT AND THE ORIGINAL CURRENT REPORT.

STOCKHOLDERS OF HARMONY AND OTHER INTERESTED PERSONS ARE ADVISED TO READ, WHEN AVAILABLE, HARMONY’S PRELIMINARY PROXY STATEMENT AND DEFINITIVE PROXY STATEMENT AND THE REGISTRATION STATEMENT TO BE FILED BY MUNDO MEDIA LTD. (“MUNDO”), THE ENTITY TO BE FORMED BY AMALGAMATION IN CONNECTION WITH THE TRANSACTIONS DESCRIBED IN THIS REPORT, IN CONNECTION WITH HARMONY’S SOLICITATION OF PROXIES FOR THE SPECIAL MEETING BECAUSE THESE DOCUMENTS WILL CONTAIN IMPORTANT INFORMATION. SUCH PERSONS CAN ALSO READ HARMONY’S FINAL PROSPECTUS, DATED MARCH 23, 2015, AND HARMONY’S ANNUAL REPORT ON FORM 10-K FOR THE FISCAL YEAR ENDED DECEMBER 31, 2015 FOR A DESCRIPTION OF THE SECURITY HOLDINGS OF THE HARMONY OFFICERS AND DIRECTORS AND OF CF&CO AND THEIR RESPECTIVE INTERESTS AS SECURITY HOLDERS IN THE SUCCESSFUL CONSUMMATION OF THE TRANSACTIONS DESCRIBED HEREIN. HARMONY’S DEFINITIVE PROXY STATEMENT AND THE PROSPECTUS INCLUDED IN MUNDO’S REGISTRATION STATEMENT WILL BE MAILED TO SECURITYHOLDERS OF HARMONY AS OF A RECORD DATE TO BE ESTABLISHED FOR VOTING ON THE TRANSACTIONS DESCRIBED IN THIS REPORT. SECURITYHOLDERS WILL ALSO BE ABLE TO OBTAIN A COPY OF SUCH DOCUMENTS, WITHOUT CHARGE, BY DIRECTING A REQUEST TO: HARMONY MERGER CORP., 777 THIRD AVENUE, 37TH FLOOR, NEW YORK, NEW YORK 10017. THESE DOCUMENTS, ONCE AVAILABLE, AND HARMONY’S IPO FINAL PROSPECTUS AND ANNUAL REPORT ON FORM 10-K CAN ALSO BE OBTAINED, WITHOUT CHARGE, AT THE SECURITIES AND EXCHANGE COMMISSION’S INTERNET SITE (http://www.sec.gov).

CERTAIN OF CUSTOMER ACQUISITION’S FINANCIAL INFORMATION AND DATA CONTAINED IN THE EXHIBIT HERETO ARE UNAUDITED AND/OR WERE PREPARED BY CUSTOMER ACQUISITION AS A PRIVATE COMPANY AND/OR WERE PREPARED IN ACCORDANCE WITH GENERALLY ACCEPTED ACCOUNTING PRINCIPLES OF CANADA RATHER THAN THE UNITED STATES AND DO NOT CONFORM TO SEC REGULATION S-X. ACCORDINGLY, SUCH INFORMATION AND DATA WILL BE ADJUSTED AND PRESENTED DIFFERENTLY IN HARMONY’S PRELIMINARY AND DEFINITIVE PROXY STATEMENTS AND MUNDO’S REGISTRATION STATEMENT TO SOLICIT STOCKHOLDER APPROVAL OF THE TRANSACTIONS DESCRIBED HEREIN AND TO REGISTER THE SHARES TO BE ISSUED TO HARMONY SECURITYHOLDERS IN CONNECTION THEREWITH.

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ADDITIONAL INFORMATION AND FORWARD-LOOKING STATEMENTS

This report and the exhibit hereto are not a proxy statement or solicitation of a proxy, consent or authorization with respect to any securities or in respect of the proposed transaction and shall not constitute an offer to sell or a solicitation of an offer to buy the securities of HARMONY, MUNDO or CUSTOMER ACQUISITION, nor shall there be any sale of any such securities in any state or jurisdiction in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of such state or jurisdiction.

This report and the exhibit hereto include “forward-looking statements” within the meaning of the safe harbor provisions of the U.S. Private Securities Litigation Reform Act of 1995. MUNDO’s and CUSTOMER ACQUISITION’S actual results may differ from its expectations, estimates and projections and, consequently, you should not rely on these forward looking statements as predictions of future events. Words such as “expect,” “estimate,” “project,” “budget,” “forecast,” “anticipate,” “intend,” “plan,” “may,” “will,” “could,” “should,” “believes,” “predicts,” “potential,” “continue,” and similar expressions are intended to identify such forward-looking statements. These forward-looking statements include, without limitation, HARMONY’S, mundo’s and CUSTOMER ACQUISTION’S expectations with respect to future performance, anticipated financial impacts of the TRANSACTIONS DESCRIBED HEREIN; approval of the transactions by security holders; the satisfaction of the closing conditions to the transactions; and the timing of the completion of the transactions.

These forward-looking statements involve significant risks and uncertainties that could cause the actual results to differ materially from the expected results. Most of these factors are outside the parties’ control and difficult to predict. Factors that may cause such differences include: business conditions; weather and natural disasters; changing interpretations of GAAP; outcomes of government reviews; inquiries and investigations and related litigation; continued compliance with government regulations; legislation or regulatory environments, requirements or changes adversely affecting the business in which CUSTOMER ACQUISITION is engaged; fluctuations in customer demand; general economic conditions; and geopolitical events and regulatory changes. Other factors include the possibility that the TRANSACTIONS do not close, including due to the failure to receive required security holder approvals, or the failure of other closing conditions.

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The foregoing list of factors is not exclusive. Additional information concerning these and other risk factors is contained in HARMONY’S most recent filings with the SEC. All subsequent written and oral forward-looking statements concerning HARMONY, mundo and CUSTOMER ACQUISITION, the transactions DESCRIBED HEREIN or other matters and attributable to HARMONY, mundo and CUSTOMER ACQUISITION or any person acting on their behalf are expressly qualified in their entirety by the cautionary statements above. Readers are cautioned not to place undue reliance upon any forward-looking statements, which speak only as of the date made. Neither HARMONY, mundo nor CUSTOMER ACQUISITION undertake or accept any obligation or undertaking to release publicly any updates or revisions to any forward-looking statement to reflect any change in their expectations or any change in events, conditions or circumstances on which any such statement is based.

Item 7.01 Regulation FD Disclosure.

Attached to this Current Report on Form 8-K as Exhibit 99.1 is a copy of the transcript of a conference call held by Harmony and Customer Acquisition discussing the previously announced proposed transaction between the parties, the contents of which may be discussed at presentations to certain of Harmony’s stockholders and other persons interested in purchasing Harmony common stock.

The information under this Item 7.01, including the exhibit attached hereto, is intended to be furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 9.01 Financial Statements, Pro Forma Financial Information and Exhibits.

(d)       Exhibits:

Exhibit	Description

99.1	Conference call transcript.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 9, 2017

HAROMONY MERGER CORP.

By:	/s/ Eric S. Rosenfeld
Name: Eric S. Rosenfeld
Title: Chief Executive Officer

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